UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Oil Service HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                       001-16311              13-5674085
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Oil Service HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director



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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Oil Service HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.